                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:


/ /  Preliminary Proxy Statement                / /  Confidential, for Use of the Commission
                                                Only (as permitted by Rule 14a-6(e)(2))
/X/  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12


                               McGraw-Hill, Inc.
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                               McGraw-Hill, Inc.
- --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):


/ /  $125 per Exchange Act Rules 0-11(c)(1)(ii), or 14a-6(i)(1), or 14a-6(i)(2)
     or Item 22(a)(2) of Schedule 14A.


/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

        ------------------------------------------------------------------------


/X/  Fee paid previously with preliminary materials.


/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

        ------------------------------------------------------------------------

McGraw-Hill, Inc.

1221 Avenue of the Americas
New York, New York 10020

                                                                  March 20, 1995

DEAR SHAREHOLDER:

On behalf of the Board of Directors and management, we cordially invite you to the Annual Meeting of Shareholders to be held Wednesday, April 26, 1995, at 11 A.M., at the principal executive offices of the Corporation, 1221 Avenue of the Americas, New York City.

At the Annual Meeting, we are asking shareholders to vote for the election of directors, for the ratification of the appointment of independent auditors, and for approval to change the Corporation's name to "The McGraw-Hill Companies, Inc." These matters, together with two shareholder proposals which may be brought before the meeting, are more fully described in the accompanying Notice of Meeting and Proxy Statement. For the reasons set forth in the Proxy Statement, your Board of Directors recommends a vote FOR Items 1, 2 and 3, and AGAINST Items 4 and 5 as set forth on the enclosed Proxy Card.

At the Annual Meeting, there will also be a report to shareholders regarding the operations of McGraw-Hill, Inc. In addition, time will be made available for shareholders to discuss the formal business items as well as to ask other questions about McGraw-Hill's operations.

It is important that your shares be voted at the meeting in accordance with your preference whether or not you plan to attend in person. We urge you to specify your choices on the matters presented by filling in the appropriate boxes on the enclosed Proxy Card. Please sign, date and return the Proxy Card in the prepaid envelope provided. Your cooperation in promptly returning the Proxy Card will save your Corporation additional solicitation costs and is appreciated. If you do attend the meeting and wish to vote in person, you may withdraw your Proxy at that time.

                                         Sincerely,

                                         /s/ Joseph L. Dionne

                                         JOSEPH L. DIONNE
                                         Chairman of the Board and Chief
                                         Executive Officer

McGraw-Hill, Inc.

1221 Avenue of the Americas
New York, New York 10020

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD APRIL 26, 1995

To the Shareholders of McGraw-Hill, Inc.:

The Annual Meeting of Shareholders of McGraw-Hill, Inc. (the "Corporation") will be held at the principal executive offices of the Corporation, 1221 Avenue of the Americas, New York, New York 10020, Wednesday, April 26, 1995, at 11 A.M., for the purpose of considering and voting upon the following:

1. Election of three directors;

2. An amendment to the Corporation's Restated Certificate of Incorporation to change the name of the Corporation to "The McGraw-Hill Companies, Inc.";

3. Ratification of the appointment of independent auditors for 1995;

4. Shareholder proposal requesting elimination of election of directors by classes;

5. Shareholder proposal requesting elimination of pension plans for non-employee directors; and

6. Such other business as may properly come before the Meeting or any adjournment thereof.

Information relating to the above matters is set forth in the accompanying Proxy Statement.

In accordance with the By-Laws and resolutions of the Board of Directors, only shareholders of record at the close of business on March 9, 1995 shall be entitled to notice of and to vote at the Meeting.

                                      By Order of the Board of Directors

                                      ROBERT N. LANDES
                                      Executive Vice President, General Counsel and Secretary

                                      New York, New York
                                      March 20, 1995

- --------------------------------------------------------------------------------

      Please sign and return the enclosed proxy in the envelope provided.
            No postage is necessary, if mailed in the United States.
- --------------------------------------------------------------------------------

McGraw-Hill, Inc.

1221 Avenue of the Americas
New York, New York 10020

ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD APRIL 26, 1995

                                PROXY STATEMENT

To the Shareholders of McGraw-Hill, Inc.:

This statement is furnished in connection with the solicitation of proxies by the Board of Directors of McGraw-Hill, Inc. (the "Corporation") for use at the Annual Meeting of Shareholders to be held at 11 A.M. on April 26, 1995, at the principal executive offices of the Corporation, 1221 Avenue of the Americas, New York, New York, and at any adjournment thereof. A Notice of Meeting is attached hereto and a form of proxy is enclosed.

THE PROXY

The persons named as proxies were selected by the Board of Directors of the Corporation and are officers of the Corporation.

When the proxies in the enclosed form are properly executed and returned, the shares they represent will be voted at the Meeting. If a shareholder participates in the Corporation's Dividend Reinvestment Plan, any proxy given by such shareholder will also govern the voting of all shares held for the shareholder's account under the Dividend Reinvestment Plan, unless contrary instructions are received. Any shareholder giving a proxy has the power to revoke it at any time before it is voted at the Meeting by filing with the Secretary of the Corporation an instrument revoking it or by filing a duly executed proxy bearing a later date.

The cost of soliciting proxies will be borne by the Corporation. The Corporation will request banks and brokers to solicit their customers who have a beneficial interest in the Corporation's shares registered in the names of nominees and will reimburse such banks and brokers for their reasonable out-of-pocket expenses of such solicitations. In addition, officers and full-time employees of the Corporation may solicit proxies by telephone, telegraph or personal interview. The Corporation has retained Kissel-Blake Inc. to assist in the solicitation of proxies. It is estimated the Corporation will pay Kissel-Blake a fee of $16,500 for these services.

These proxy materials are being mailed to shareholders of the Corporation commencing on March 20, 1995. A copy of the 1994 Annual Report to Shareholders was mailed to shareholders on March 13, 1995.

VOTING SECURITIES


The outstanding securities of the Corporation on March 9, 1995 were 49,781,613 shares of Common Stock, par value $1 per share, and 1,514 shares of $1.20 Convertible Preference Stock, par value $10 per share. Each share of Common Stock and $1.20 Convertible Preference Stock is entitled to one vote at the Meeting.


VOTING PROCEDURES

Under the New York Business Corporation Law (the "BCL") and the Corporation's Restated Certificate of Incorporation, the presence, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock and $1.20 Convertible Preference Stock is necessary to constitute a quorum of shareholders to take action at this Annual Meeting. For these purposes, shares which are present, or represented by a proxy, at the Meeting will be counted for quorum purposes regardless of whether the holder of the shares or proxy fails to vote on any particular matter or whether a broker with discretionary authority fails to exercise its discretionary voting authority with respect to any particular matter. Once a quorum of the shareholders is established, under the BCL and the Corporation's Restated Certificate of Incorporation, (A) the directors standing for election as set forth on pages 2 and 3 must be elected by a plurality of the votes cast; (B) the affirmative vote of the holders of a majority of the outstanding shares of Common Stock and Preference Stock, voting together as a single class, is required to approve the proposed amendment to the Corporation's Restated Certificate of Incorporation as described on page 17 to change the Corporation's name (Proposal Two); and (C) the affirmative vote of a majority of the votes cast is required to approve the shareholder proposals as set forth on pages 18 through 20 (Proposals Four and Five) and to ratify the appointment of the auditors as described on pages 17 and 18 (Proposal Three). For voting purposes (as opposed to for purposes of establishing a quorum) abstentions and broker non-votes will not be counted in determining whether the directors standing for election have been elected or whether any other item has been approved.

Votes at the Meeting will be tabulated by two inspectors of election appointed by the Board of Directors.

                         1. ELECTION OF THREE DIRECTORS

Under the Corporation's Restated Certificate of Incorporation, there are three classes of directors which are to be as equal in number as possible. Four directors, Joseph L. Dionne, Don Johnston, Harold W. McGraw III and Alva O. Way, were elected in 1993 to terms expiring at the 1996 Annual Meeting. In addition, Linda Koch Lorimer was elected a director in 1994 for a two-year term expiring at the 1996 Annual Meeting. Five directors, Vartan Gregorian, John T. Hartley, Peter O. Lawson-Johnston, Paul J. Rizzo and James H. Ross, were elected in 1994 for three-year terms expiring at the 1997 Annual Meeting. None of these ten incumbent directors is standing for re-election at this Meeting.

Three directors, George B. Harvey, Richard H. Jenrette and Lois Dickson Rice, are to be elected at this Meeting for three-year terms expiring at the 1998 Annual Meeting. John L. McGraw, a director of the Corporation since 1964, will be retiring from the Board after the 1995 Annual Meeting and will not be standing for re-election.

Harold W. McGraw, Jr., a director of the Corporation from 1954 to 1988, Chairman of the Board from 1976 to 1988, and Chief Executive Officer of the Corporation from 1975 until 1983, retired from the Board after the 1988 Annual Meeting pursuant to the Board's retirement age policy. However, in recognition of Mr. McGraw's past service and contributions to the Corporation and to assure his continued close association with the Board and the Corporation, the Board of Directors several years ago elected Mr. McGraw permanently to the position of Chairman Emeritus.

                     THE BOARD OF DIRECTORS' RECOMMENDATION

Unless otherwise specified by the shareholder, the Board of Directors intends the accompanying proxy to be voted FOR the election of the named three nominees as directors.

The Board of Directors does not contemplate that any nominee will be unable or unwilling to serve as a director. However, if that should occur, the individuals named as the proxies reserve the right to substitute another person as may be selected by the Board of Directors when voting at the Annual Meeting.

Following is information about each of the three nominees for director who are being proposed for election at this Annual Meeting and about each of the ten incumbent directors.

- --------------------------------------------------------------------------------

NOMINEES FOR ELECTION AS DIRECTORS FOR TERMS EXPIRING AT THE 1998 MEETING

                     GEORGE B. HARVEY, age 63, has been Chairman, President and Chief Executive Officer of Pitney Bowes Inc., a manufacturer of office equipment and business supplies and provider of financial services, since 1983. Mr. Harvey was
     (PHOTO) President and Chief Operating Officer of Pitney Bowes from 1981 to 1983. He is a director of Merrill Lynch, Pfizer, Inc. and Connecticut Mutual Life Insurance Company. Mr. Harvey has served as a director of the Corporation since 1985 and is Chairman of the Audit Committee and is a member of the Executive and Financial Policy Committees.

- --------------------------------------------------------------------------------
                     RICHARD H. JENRETTE, age 65, has been Chairman of the Board and Chief Executive Officer since 1992 of The Equitable Companies Incorporated. He is also Chairman of Equitable's wholly-owned investment banking subsidiary, Donaldson,
                     Lufkin & Jenrette, Inc. Mr. Jenrette was Chairman of The
     (PHOTO) Equitable Life Assurance Society of the United States, a mutual life insurance company, prior to its de-mutualization in 1992. He is a director of Groupe AXA, S.A. and Alliance Capital Management Corp. He is also a member of the Business Roundtable. Mr. Jenrette has served as a director of the Corporation since 1993 and is a member of the Financial Policy Committee.

- --------------------------------------------------------------------------------
                     LOIS DICKSON RICE (Mrs. Alfred B. Fitt), age 62, has been a guest scholar since October 1991 in the Economics Study Program at The Brookings Institution, a research and education organization. Prior to that she had been for more than five years Senior Vice President, Government Affairs, and a director of Control Data Corporation, which applies
     (PHOTO) technology to specialized computer, information and management needs. She has held various positions with the College Board, an educational association, and from 1971 through 1981 served as one of its Vice Presidents. Mrs.
                     Rice is a director of Bell Atlantic of Washington, D.C., International Multifoods, Hartford Steam Boiler Inspection and Insurance Company, Shawmut National Corporation and
                     Unum Corporation. Mrs. Rice is a Trustee of the Harry Frank Guggenheim Foundation, Reading Is Fundamental and the
                     Center for Naval Analysis. She is a member of the President's Foreign Intelligence Advisory Board. Mrs. Rice has served as a director of the Corporation since 1988 and is a member of the Audit and Management Compensation Committees.

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

DIRECTORS WHOSE TERMS EXPIRE AT THE 1997 ANNUAL MEETING

                     VARTAN GREGORIAN, age 60, has been President of Brown University and a Professor of History at Brown University since 1989. He was President and Chief Executive Officer of the New York Public Library from 1981 to 1989. Prior to 1981, Dr. Gregorian taught and held administrative posts at several different American universities. Dr. Gregorian is a
       (PHOTO) director of the Institute for Advanced Study, the J. Paul Getty Trust, the Aaron Diamond Foundation, the Institute for International Studies, the International League for Human Rights, the Fund for Free Expression, the Brookings Institute and the Museum of Modern Art (New York). Dr. Gregorian is currently President Emeritus of the New York Public Library and was appointed by President Bush to be a member of the Fulbright Commission. He is also a member of the American Philosophical Society and a fellow of the American Academy of Arts and Letters. Dr. Gregorian has served as a director of the Corporation since 1990 and is a member of the Financial Policy Committee.


- --------------------------------------------------------------------------------
                     JOHN T. HARTLEY, age 65, is Chairman of the Board and Chief Executive Officer of the Harris Corporation, a supplier of information, communication and semiconductor systems, products and services to government and commercial markets worldwide. Mr. Hartley was elected President and Chief
       (PHOTO) Operating Officer of the Harris Corporation in 1982, Chief Executive Officer in 1986 and Chairman of the Board in 1987. Mr. Hartley is a director of The Equitable Companies Incorporated and The Equitable Life Assurance Society of the United States and formerly the Chairman of the National Association of Manufacturers. He is a member of the Business Roundtable and the Board of Trustees of the Manufacturers' Alliance for Productivity and Innovation, as well as a Trustee of the Committee for Economic
                     Development. Mr. Hartley is also a Trustee of the Florida Institute of Technology. Mr. Hartley has served as a director of the Corporation since 1989 and is a member of the Audit, Financial Policy and Nominating and Corporate Governance Committees.

- --------------------------------------------------------------------------------
                     PETER O. LAWSON-JOHNSTON, age 68, has been for more than the past five years a general partner in Guggenheim
                     Brothers, a venture capital partnership. Mr. Lawson-
                     Johnston is also Chairman of Zemex Corporation, a diversified industrial minerals and materials company. He
       (PHOTO) is Chairman and a Trustee of the Solomon R. Guggenheim Foundation (which operates the Solomon R. Guggenheim
                     Museums in New York City and the Peggy Guggenheim
                     Collection in Venice, Italy), Chairman of the Board and a Trustee of the Harry Frank Guggenheim Foundation, President and a Trustee of the Lawrenceville School, and President and a director of Elgerbar Corporation. Mr. Lawson-Johnston has served as a director of the Corporation since 1975 and is a member of the Management Compensation and Nominating and Corporate Governance Committees.

- --------------------------------------------------------------------------------
                     PAUL J. RIZZO, age 67, is a partner in Franklin Street Partners, an investment firm. He was Vice Chairman of the Board of International Business Machines Corporation, a manufacturer and distributor of advanced information technologies, from 1993 to December 1994. He was Dean of the Graduate School of Business Administration at the
       (PHOTO) University of North Carolina from 1987 to 1993. He was Vice Chairman of the Board of Directors of the IBM Corporation from 1983 to 1987. Prior to that, Mr. Rizzo was Senior Vice President of the IBM Corporation from 1971 to 1982. He is a director of Johnson & Johnson and Ryder Systems, Inc. Mr. Rizzo has served as a director of the Corporation since
                     1988 and is the Chairman of the Management Compensation Committee and is a member of the Audit and Executive Committees.

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------
                     JAMES H. ROSS, age 56, has been Chief Executive and a director of Cable & Wireless plc., an international provider of telecommunications services, since 1992. He was a Managing Director of British Petroleum plc., which engages in all phases of the petroleum business, from 1991 to 1992, and Chairman and Chief Executive Officer of BP
     (PHOTO) America Inc., a subsidiary of British Petroleum plc., from 1988 to 1991. He was Chief Executive Officer and Managing Director of BP Oil International Limited from 1986 to 1988. Prior to that, he was General Manager of Corporate Planning for British Petroleum plc. from 1982 through 1985. Mr. Ross is a trustee of the Cleveland Orchestra, a member of the Advisory Board of the Center for Strategic and International Studies, Chairman of the Board of the Manchester Business School and a member of the European
                     Round Table. Mr. Ross has served as a director of the Corporation since 1989 and is a member of the Financial Policy and Nominating and Corporate Governance Committees.

- --------------------------------------------------------------------------------

DIRECTORS WHOSE TERMS EXPIRE AT THE 1996 ANNUAL MEETING

                     JOSEPH L. DIONNE, age 61, has been Chairman of the Board and Chief Executive Officer of the Corporation since April 1988. He was President and Chief Executive Officer of the Corporation from 1983 to April 1988. Mr. Dionne was President and Chief Operating Officer of the Corporation
     (PHOTO) from 1981 to 1983. He was Executive Vice President, Operations, of the Corporation from 1979 to 1981 and President of McGraw-Hill Information Systems Company from 1977 to 1979. He is a director of The Equitable Companies Incorporated, The Equitable Life Assurance Society of the United States, the Harris Corporation and Alexander & Alexander Services, Inc. and a Trustee of Hofstra University. Mr. Dionne has served as a director of the Corporation since 1981 and is Chairman of the Executive Committee.

- --------------------------------------------------------------------------------
                     DON JOHNSTON, age 68, was from 1978 to 1987 Chairman and Chief Executive Officer of JWT Group, Inc., the parent company of various advertising agencies and public relations and market research firms, including the J.
                     Walter Thompson Advertising Agency. Mr. Johnston is a
     (PHOTO) director of The Equitable Life Assurance Society of the United States. He is a Trustee Emeritus of Johns Hopkins University and Chairman Emeritus of the International Executive Service Corps. Mr. Johnston has served as a director of the Corporation since 1986 and is Chairman of the Nominating and Corporate Governance Committee and is a member of the Management Compensation Committee.

- --------------------------------------------------------------------------------
                     LINDA KOCH LORIMER, age 43, has been Secretary of Yale University since 1993. She was President of Randolph-Macon Woman's College from 1987 to 1993 and was Associate Provost of Yale University from 1983 to 1987. She is a director of
     (PHOTO) Sprint Corporation. Ms. Lorimer also serves on the Board of Governors of Yale University Press and is a director of Yale-New Haven Hospital. Ms. Lorimer has served as a director of the Corporation since February 1994 and is a member of the Financial Policy Committee.

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------
                     HAROLD W. MCGRAW III, age 46, has been President and Chief Operating Officer of the Corporation since 1993. He was Executive Vice President, Operations, of the Corporation from 1989 to 1993. He was President of the McGraw-Hill Financial Services Company from 1988 to 1989. Prior to that he was President of the McGraw-Hill Publications Company from 1987 to 1988. He was the Group Vice President of the
      (PHOTO) McGraw-Hill Transportation, Aerospace & Defense Groups, and the publisher of McGraw-Hill's Aviation Week & Space Technology and Commercial Space magazines from 1985 to 1987. From 1983 to 1985, Mr. McGraw was Vice President, Corporate Planning, of the Corporation, and was Assistant Vice President, Pension Investment between 1980 and 1983. Prior to joining the Corporation, he held several financial positions at the GTE Corporation, including Assistant Vice President, Pension Investment. He is a Trustee of Hartley House (a New York City community settlement house). Mr. McGraw has served as a director of the Corporation since
                     1987 and is a member of the Financial Policy
                     Committee. (a)

- --------------------------------------------------------------------------------
                     ALVA O. WAY, age 65, is the Chairman of the Board of IBJ Schroder Bank & Trust Company and a consultant and a director of Schroder (PLC) (London). Mr. Way was the President of the Travelers Corporation, a financial services organization, from 1983 to 1984. He was President of the American Express Company from 1981 to 1983 and Vice
      (PHOTO) Chairman from 1979 to 1981. Previously, Mr. Way was Senior Vice President -- Finance for the General Electric Company from 1977 to 1979 and its Financial Vice President from 1973 to 1977. He is a director of Ryder Systems, Inc.,
                     Gould, Inc., Guidant Corporation and Eli Lilly and Co. He is Chancellor of Brown University and a Trustee of the Committee for Economic Development. Mr. Way has served as a director of the Corporation since 1983 and is Chairman of the Financial Policy Committee and is a member of the Nominating and Corporate Governance and Executive
                     Committees.

- --------------------------------------------------------------------------------

(a) Harold W. McGraw III is the son of Harold W. McGraw, Jr. John L. McGraw, who is retiring from the Board after the 1995 Annual Meeting, is the cousin of Harold W. McGraw, Jr.

- --------------------------------------------------------------------------------

                    INFORMATION AS TO COMMITTEES, ATTENDANCE
                       AND FEES OF THE BOARD OF DIRECTORS

The Corporation's Board of Directors has standing Audit, Management Compensation and Nominating and Corporate Governance Committees.

The Audit Committee is comprised of Mrs. Lois Dickson Rice and Messrs. John T. Hartley, George B. Harvey, John L. McGraw and Paul J. Rizzo. During 1994 the Audit Committee held three meetings. The functions performed by the Audit Committee include: (a) reviewing and approving the scope and coverage of the Corporation's annual audit and the division of duties between the Corporation's independent auditors and internal auditors; (b) discussing any significant difficulties encountered or significant findings made during the annual audit;
(c) reviewing and approving the annual audit, financial statements and management letters following completion of the Corporation's annual audit; (d) reviewing with the Corporation's independent auditors and the Corporation's management the accounting systems, financial controls and procedures used by the Corporation; (e) reviewing and approving the scope of the duties of the internal audit function; (f) reviewing and approving, from time to time, with the Corporation's senior management the Corporation's Code of Business Ethics to determine compliance with such Code; (g) reviewing and approving the annual audit budget and actual fees paid to the Corporation's independent auditors; and
(h) recommending to the Board of Directors each year the firm of independent auditors to be retained for the following year.

The Management Compensation Committee is comprised of Mrs. Lois Dickson Rice and Messrs. Don Johnston, Peter O. Lawson-Johnston, John L. McGraw and Paul J. Rizzo. During 1994 the Management Compensation Committee held six meetings. The functions performed by the Management Compensation Committee include: (a) establishing and approving the compensation to be paid to members of the Corporation's senior management; (b) administering the Corporation's management incentive plans; (c) administering the Corporation's stock incentive plans; and
(d) authorizing and approving any special compensation arrangements for senior management.

The Nominating and Corporate Governance Committee is comprised of Messrs. John
T. Hartley, Don Johnston, Peter O. Lawson-Johnston, James H. Ross and Alva O. Way. During 1994 the Nominating and Corporate Governance Committee held three meetings. The functions performed by the Committee include: (a) recommending to the Board of Directors the slate of nominees for election as directors at each Annual Meeting or for election by the Board of Directors on an interim basis;
(b) recommending to the Board of Directors individuals to fill vacancies on it;
(c) evaluating, on a continuing basis, possible candidates to serve on the Board of Directors; (d) recommending to the Board of Directors appropriate compensation to be paid to the directors; (e) administering the Stock Payment Plan For Directors and the Directors Retirement Plan; (f) determining whether any relationship exists between an outside director and the Corporation that might affect the status of the director as independent; and (g) making recommendations from time to time to the Board of Directors as to matters of corporate governance and periodically monitoring the Board's performance. The Nominating and Corporate Governance Committee is willing to consider recommendations of nominees by a shareholder if the shareholder submits the nomination in compliance with the advance notice, informational and other requirements set forth in the Corporation's By-Laws. Shareholders should direct such recommendations of nominees to the Nominating and Corporate Governance Committee, c/o the Secretary of the Corporation at 1221 Avenue of the Americas, New York, New York 10020. The Corporation's By-Laws also contain detailed procedures, including time limitations, which a shareholder must comply with in order to introduce an item of business at a meeting of shareholders.

In addition to the above mentioned three committees, the Corporation's Board of Directors has an Executive Committee and a Financial Policy Committee.

The Board of Directors of the Corporation held a total of nine meetings during 1994. All directors attended at least 75% of (1) all meetings of the Board of Directors and (2) all meetings of all board committees on which they served, except for Mr. Richard H. Jenrette who attended 60% of such meetings. The overall attendance record for all directors as a group during 1994 was 93%.

Outside directors receive from the Corporation an annual fee of $30,000 for serving on the Board of Directors, plus $1,000 for each board meeting which they attend. In addition, outside directors receive $800 for each meeting of the Audit, Management Compensation, Executive, Financial Policy and Nominating and Corporate Governance Committees which they attend. Inside directors, who are employees of the Corporation, do not receive any fees for serving on the board or for attending meetings of board committees. At the 1993 Annual Meeting, shareholders approved the 1993 McGraw-Hill Stock Payment Plan For Directors. Accordingly, effective May 1, 1993 and thereafter, twenty percent of the annual retainer fee is paid to the outside directors in the form of Common Stock in lieu of cash, together with a cash payment equal to the product of the number of shares of Common Stock issued to the director for the year as provided above multiplied by the aggregate cash dividends paid by the Corporation on a share of Common Stock during the year.

Effective July 1, 1989, the Board of Directors adopted the Directors Retirement Plan which provides for annual retirement and disability benefits to be paid to each non-employee director of the Corporation upon retirement at or after age 65 or in the event of disability in an amount equal to 10% of the then annual retainer fee for each year of service on the Board, provided that the director shall have been a Board member for at least five years.

Pursuant to the Director Deferred Compensation Plan, the Corporation currently has agreements with Mrs. Linda Koch Lorimer and Lois Dickson Rice and Messrs. Vartan Gregorian, George B. Harvey, John T. Hartley, John L. McGraw, Paul J. Rizzo and Alva O. Way, respectively, to defer payment to them of all or a portion of their annual cash retainer and board and committee meeting fees which would otherwise be due and payable to them in connection with their service on the Board of Directors. Interest on the deferred amount is to be based on the average of a corporate bond index for the previous five calendar years plus an additional amount currently estimated at 6%, except that with respect to new agreements to defer or agreements to defer added amounts entered into after December 3, 1986, interest will be payable at the monthly equivalent of a corporate bond index for the preceding year plus 2% (up to a maximum of 150% of the bond index).

INDEMNIFICATION

Each of the directors and certain of the executive officers have entered into an indemnification agreement with the Corporation pursuant to which each director and executive officer shall be indemnified against judgments, fines, amounts paid in settlement and reasonable expenses, including attorneys' fees actually and necessarily incurred in any action or proceeding, whether civil or criminal, or any appeal therein, to the fullest extent permitted by the applicable provisions of the New York Business Corporation Law. Such indemnification will be reduced to the extent that a director or executive officer is effectively indemnified by directors' and officers' liability insurance maintained by the Corporation. The Corporation has for many years carried directors' and officers' liability insurance coverage. The Corporation's current insurance coverage was purchased for the one year period commencing at 12:01 a.m. on June 26, 1994 and extending through 12:01 a.m. of June 26, 1995, at an annual aggregate premium of approximately $760,000. This coverage, subject to a number of standard exceptions, indemnifies the directors and officers of the Corporation, whether elected or appointed, for liabilities or losses incurred in the performance of their duties up to an aggregate sum of $65,000,000. This coverage is also subject to the following deductibles: $5,000 per director or officer per claim; $50,000 for all directors and officers in the aggregate per claim; and $350,000 per loss for corporate reimbursement. The Corporation has purchased this insurance coverage from National Union Fire Insurance Company of Pittsburgh, PA.; Federal Insurance Company; Fidelity & Casualty Company of New York; and Great American Insurance Companies. No sums have been paid under this coverage to the Corporation or any directors or officers nor have any claims for reimbursement been made under this policy.

           BENEFICIAL OWNERSHIP OF THE CORPORATION'S COMMON STOCK (A)

The following table indicates the beneficial ownership of the Corporation's Common Stock as of February 9, 1995, by (1) each of the directors and nominees,
(2) the chief executive officer and the other four most highly compensated executive officers and (3) all directors, nominees and executive officers of the Corporation as a group, based upon information supplied by each of the directors, nominees and officers:

- ----------------------------------------------------------------------------------------------------------------------------
                                                                                 Right to
                                                   Sole          Shared           Acquire
                                                  Voting         Voting        Shares within        Total
                                                 Power and      Power and           60              Number
                                                   Sole          Shared           Days by         of Shares       Percent of
                                                 Investment      Invest-         Exercise        Beneficially       Common
          Name of Beneficial Owner                 Power       ment Power       of Options          Owned          Stock(a)
- ----------------------------------------------------------------------------------------------------------------------------
Robert J. Bahash                                    27,880                         40,357             68,237          (b)
Joseph L. Dionne(c)                                 93,802                        114,760            208,562          (b)
Vartan Gregorian                                       325                                               325          (b)
John T. Hartley                                      1,124                                             1,124          (b)
George B. Harvey                                       797                                               797          (b)
Michael K. Hehir(d)                                 14,635                         10,592             25,227          (b)
Richard H. Jenrette                                    124                                               124          (b)
Don Johnston                                         2,124                                             2,124          (b)
Peter O. Lawson-Johnston                             2,124                                             2,124          (b)
  As a Trustee of a Trust(e)                                       4,700(e)                            4,700          (b)
Linda Koch Lorimer                                     561                                               561          (b)
Harold W. McGraw III                                76,425                         48,482            124,907          (b)
John L. McGraw                                     715,448                                           715,448           1%
Lois Dickson Rice                                      324                                               324          (b)
Paul J. Rizzo                                        1,124                                             1,124          (b)
James H. Ross                                          324                                               324          (b)
Thomas J. Sullivan(f)                               21,984         4,330           42,486             68,800          (b)
Alva O. Way                                          1,124                                             1,124          (b)
All Directors and Executive Officers of the
  Corporation as a group (a total of 22
    persons, including those named
    above) (g)(h)                                  987,971         8,480          299,479          1,295,930           3%
- ----------------------------------------------------------------------------------------------------------------------------

(a) To the Corporation's knowledge, no person is the beneficial owner of more than 5% of the Corporation's Common Stock, other than Delaware Management Company, Inc. ("Delaware Management"), a registered investment adviser, which in that capacity through operating subsidiaries manages client accounts. On February 21, 1995, Delaware Management advised the Corporation by furnishing the Corporation with its Schedule 13G filed with the Securities and Exchange Commission that it beneficially owned in the aggregate 3,961,935 shares or 7.98% of the outstanding Common Stock. Delaware Management has certified in its
Schedule 13G filing that the Corporation's Common Stock was acquired in the ordinary course of business and was not acquired for the purpose of changing or influencing control of the Corporation. None of the directors, nominees or officers owns securities of the Corporation other than Common Stock. The number of shares of Common Stock outstanding on February 9, 1995 (excluding treasury shares) was 49,768,165. The percent of Common Stock is based on such number of shares and is rounded off to the nearest one percent.

(b) Less than 1%.

(c) Joan F. Dionne, the wife of Joseph L. Dionne, is the beneficial owner of 5,380 shares of Common Stock. These shares have not been included in the above table.

(d) Michael K. Hehir's children are the beneficial owners of 550 shares of Common Stock. These shares have not been included in the above table.

(e) The Trustee disclaims any beneficial interest in these shares.

(f) Thomas J. Sullivan, Jr., the son of Thomas J. Sullivan, is the beneficial owner of 1,964 shares of Common Stock. These shares have not been included in the above table.

(g) Spouses and children of some members of this group may own other shares in which the members of this group disclaim any beneficial interest and which are not included in the above table.

(h) Harold W. McGraw, Jr., Chairman Emeritus of the Corporation, is the beneficial owner of 1,272,325 shares of Common Stock, which is approximately 3% of the Corporation's issued and outstanding Common Stock. In addition, Anne P. McGraw, the wife of Harold W. McGraw, Jr., is the beneficial owner of 40,000 shares of Common Stock. None of these shares has been included in the above table.

                    INFORMATION AS TO EXECUTIVE COMPENSATION

The following table sets forth information concerning the compensation of the Corporation's chief executive officer and each of the other four most highly compensated executive officers (the "Named Officers") for services rendered in all capacities to the Corporation in 1992, 1993 and 1994:

                           SUMMARY COMPENSATION TABLE


- --------------------------------------------------------------------------------------------------------------------
                                                                             LONG-TERM COMPENSATION
                                       ANNUAL COMPENSATION                     Awards            Payouts
           Name                                          Other         ----------------------   ---------     ALL
           and                                           Annual        Restricted  Securities   Long-Term    OTHER
        Principal                                       Compen-          Stock     Underlying   Incentive   COMPEN-
         Position          Year    Salary     Bonus      sation        Awards(b)    Options      Payouts     SATION
- --------------------------------------------------------------------------------------------------------------------
Joseph L. Dionne           1994   $800,000   $739,480   $ 63,737(a)        0         19,750     $958,056    $174,607(c)
  Chairman and             1993    750,000    669,008     65,689           0         19,750            0     151,377
  Chief Executive Officer  1992    710,000    559,125     80,293           0         20,250            0      91,571

Harold W. McGraw III       1994   $528,500   $400,904   $ 36,113(a)        0         11,600     $488,700    $ 82,104(c)
  President and            1993    479,167    351,707    142,612           0         10,000            0      71,057
  Chief Operating Officer  1992    420,667    283,950     38,275           0         10,375            0      43,920

Robert J. Bahash           1994   $364,000   $274,368   $ 27,378(a)        0          7,000     $422,013    $ 59,547(c)
  Executive Vice           1993    340,000    291,284     28,689           0          7,000            0      52,743
    President,             1992    321,000    198,619     32,928           0          9,000            0      35,815
  Chief Financial Officer

Thomas J. Sullivan         1994   $340,000   $246,934   $ 27,378(a)        0          7,000     $422,013    $ 58,691(c)
  Executive Vice           1993    325,500    228,132     28,689           0          7,000            0      54,409
    President,             1992    310,000    196,875     33,996           0          9,000            0      38,296
  Administration

Michael K. Hehir           1994   $305,000   $178,268   $ 12,904(a)        0          3,250     $125,738    $ 40,133(c)
  Executive Vice           1993    264,038    133,399     10,629           0          3,000      102,759      36,821
    President,             1992    232,500    138,712     10,958           0          2,690            0      30,954
  New Ventures

- --------------------------------------------------------------------------------------------------------------------

(a) Represents dividend equivalents paid on outstanding Long-Term Restricted Performance Share Awards.

(b) The number and value of Restricted Stock and Restricted Performance Share holdings at year end were as follows:

- ----------------------------------------------------------------
                                      1994
                 -----------------------------------------------
                              Unearned
                             Restricted
                 Restricted  Performance              Value
                   Stock       Shares     Total   (at $66.8750)*
- ----------------------------------------------------------------
J. L. Dionne        3,120       27,473    30,593    $2,045,907
H. W. McGraw III    1,420       15,566    16,986     1,135,939
R. J. Bahash        1,200       11,801    13,001       869,442
T. J. Sullivan      1,420       11,801    13,221       884,154
M. K. Hehir           620        5,562     6,182       413,421
- ----------------------------------------------------------------

* Based on the closing price of McGraw-Hill Common Stock on December 31, 1994


Dividend equivalent payments equal to the dividend paid on the Corporation's Common Stock were paid in cash on Restricted Stock and Restricted Performance Shares in 1994.

(c) For 1994, the dollar value reported in this column includes the following items:

- --------------------------------------------------------------
                                     1994 Company
                      Above Market   Contribution
                      Interest on     to Defined
                        Deferred     Contribution
                      Compensation       Plans        Total
- --------------------------------------------------------------
J. L. Dionne            $ 36,567       $ 138,040     $174,607
H. W. McGraw III               0          82,104       82,104
R. J. Bahash               3,844          55,703       59,547
T. J. Sullivan             6,238          52,458       58,696
M. K. Hehir                    0          40,133       40,133
- --------------------------------------------------------------


                             OPTION GRANTS IN 1994

The following table sets forth all grants of stock options made during 1994 pursuant to the 1987 Key Employee Stock Incentive Plan to the Named Officers in the Summary Compensation Table:

- ---------------------------------------------------------------------------------------------------------------------------------

                                                                                                Potential Realizable Value at
                                                                                                Assumed Annual Rates of Stock
                                                                                                Price Appreciation for Option
                                                   Individual Grants                                       Term(a)
                                   --------------------------------------------------        ------------------------------------
                                   Number of    % of Total
                                   Securities    Options
                                   Underlying   Granted to     Exercise
                                    Options    Employees in    or Base     Expiration
               Name                 Granted        1994         Price         Date                 5%                   10%
- ---------------------------------------------------------------------------------------------------------------------------------
J. L. Dionne                          19,750 (b)    4.46%      $67.9375     1/02/2004(c)     $      843,829        $    2,138,429
H. W. McGraw III                      11,600 (b)    2.62%      $67.9375     1/02/2004        $      495,616        $    1,255,989
R. J. Bahash                           7,000 (b)    1.58%      $67.9375     1/02/2004        $      299,079        $      757,924
T. J. Sullivan                         7,000 (b)    1.58%      $67.9375     1/02/2004(c)     $      299,079        $      757,924
M. K. Hehir                            3,250 (b)    0.73%      $67.9375     1/02/2004        $      138,858        $      351,893
All Shareholders                         N/A        N/A             N/A           N/A        $2,115,918,339(d)     $5,362,155,504(d)
All Optionees                        442,725       100%        $67.9507(e)        (e)        $   18,919,322        $   47,945,302
Optionees' Gain as % of
All Shareholders' Gain                   N/A        N/A             N/A           N/A               0.89%                 0.89%
- --------------------------------------------------------------------------------------------------------------------------------

(a) The dollar amounts under these columns are the result of calculations at the 5% and 10% rates required by the Securities and Exchange Commission for the maximum option term of 10 years and therefore are not intended to and may not accurately forecast possible future appreciation, if any, of the Corporation's Common Stock price.

(b) The awards, which were granted pursuant to the 1987 Key Employee Stock Incentive Plan, were for nonqualified stock options and provide that one-half of the option vests on January 3, 1995, the first anniversary of the grant, and the remaining one-half vests on January 3, 1996, the second anniversary of the grant. In the event of a change in control of the Corporation, the option becomes fully vested.

(c) In accordance with the Corporation's normal retirement policy and the post-retirement exercise period of three years under the 1987 Key Employee Stock Incentive Plan, these individuals may have an earlier expiration date for their respective option grant than the date shown above. Accordingly, Mr. Dionne's option may expire on June 29, 2001 and Mr. Sullivan's option may expire on April 30, 2003.

(d) The amount shown represents the hypothetical return to all shareholders of the Corporation's Common Stock assuming that all the shareholders purchased the Corporation's Common Stock at the close of business on January 3, 1994 at a purchase price of $67.9507, the average price for all optionees, and that all shareholders hold the Common Stock continuously for a ten-year period. The number of outstanding shares of Common Stock on January 3, 1994 was 49,513,929. The hypothetical return presented is not intended as a projection of the future performance of McGraw-Hill Common Stock, but rather is provided for illustrative purposes only.

(e) Expiration dates range from January 2, 2004 through July 31, 2004. $67.9507 represents the average exercise price of the grants to all optionees. All grants were made at the fair market value of the Corporation's Common Stock at the time of the grant.

       AGGREGATE OPTION EXERCISES IN 1994 AND 1994 YEAR-END OPTION VALUES

The following table sets forth information with respect to options exercised by each of the Named Officers during 1994 and the number and value of unexercised options as of December 31, 1994:


- ---------------------------------------------------------------------------------------------------------------
                                                         Number of Securities
                                                        Underlying Unexercised         Value of Unexercised
                                                              Options at               In-the-Money Options
                                                           December 31, 1994          at December 31, 1994(a)
                         Shares Acquired    Value     ---------------------------   ---------------------------
         Name              on Exercise     Realized   Exercisable   Unexercisable   Exercisable   Unexercisable
- ---------------------------------------------------------------------------------------------------------------
J. L. Dionne                   2,703       $88,185       95,010         29,625       $ 847,994       $58,633
H. W. McGraw III                   0             0       37,682         16,600         327,618        29,688
R. J. Bahash                     649        21,742       33,357         10,500         292,974        20,781
T. J. Sullivan                 1,127        37,684       35,486         10,500         310,845        20,781
M. K. Hehir                      300         2,606        7,467          4,750          39,470         8,906
- ---------------------------------------------------------------------------------------------------------------

(a) Based on the closing price of McGraw-Hill Common Stock on December 31, 1994 of $66.8750 as reported on the New York Stock Exchange Composite Transactions Tape.

                    LONG TERM INCENTIVE PLAN AWARDS IN 1994

The following table sets forth information concerning long-term incentive awards granted during 1994 to the Named Officers pursuant to the 1987 Key Employee Stock Incentive Plan:



- ----------------------------------------------------------------------------------------------------------
                                                                            Estimated Future Payout
                                                                       Under Non-Stock Price Based Plans
                                                                      ------------------------------------
                             Number of          Performance Period    Threshold      Target      Maximum
                             Restricted                Until          Number of    Number of    Number of
        Name           Performance Shares(a)   Maturation or Payout     Shares       Shares       Shares
- ---------------------  ----------------------  ---------------------  ----------   ----------   ----------
J. L. Dionne                8,832 shares              3 Years            1,766        8,832       13,248
H. W. McGraw III            5,275 shares              3 Years            1,055        5,275        7,913
R. J. Bahash                3,698 shares              3 Years              740        3,698        5,547
T. J. Sullivan              3,698 shares              3 Years              740        3,698        5,547
M. K. Hehir                 2,235 shares              3 Years              447        2,235        3,353
- ----------------------------------------------------------------------------------------------------------

(a) Restricted Performance Share Awards pursuant to the 1987 Key Employee Stock Incentive Plan with payment in McGraw-Hill Common Stock based upon the degree of achievement of a three-year cumulative compound earnings per share growth goal ("the EPS goal") maturing on December 31, 1996. The awards do not provide for interim payments (other than the payment of dividend equivalents). The threshold amount will be earned at the achievement of 60% of the EPS goal, the target amount will be earned at the achievement of 100% of the EPS goal and the maximum award amount will be earned at the achievement of 120% or more of the EPS goal. The awards will be forfeited if the achievement is less than 60% of the EPS goal. The Restricted Performance Shares are entitled to dividend equivalent payments and voting rights comparable to the Corporation's Common Stock based upon the target number of shares awarded.

In the event of a change in control of the Corporation, all of the financial goals are deemed to have been satisfied, and the recipient will receive the target amount no later than the normal maturity date of the award.

                      SHAREHOLDER RETURN PERFORMANCE GRAPH

Set forth below is a graph comparing the yearly percentage change in the cumulative total shareholder return on the Corporation's Common Stock with the cumulative total return of the S&P Composite-500 Stock Index and the cumulative total return for a group of peer companies for the five-year period commencing on January 1, 1990 and ending on December 31, 1994.

                COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN*

            AMONG MCGRAW-HILL, S&P 500 INDEX AND PEER GROUP INDEX**

   MEASUREMENT PERIOD
  (FISCAL YEAR COVERED)    MCGRAW- HILL   S&P 500    PEER GROUP
1989                               100          100          100
1990                                97           97           84
1991                               110          126          107
1992                               122          136          118
1993                               139          150          135
1994                               142          152          126

Assumes $100 Invested on December 31, 1989 in McGraw-Hill Common Stock, S&P 500 Index and Peer Group Index

 * Total return assumes reinvestment of dividends

** Companies comprising the Peer Group: Dow Jones & Company, Inc., The Dun &
   Bradstreet Corporation, Gannett Co., Inc., Houghton Mifflin Company, Knight-Ridder Inc., Meredith Corporation, The New York Times Company, The Times Mirror Company, and Tribune Company.

                  MANAGEMENT COMPENSATION COMMITTEE REPORT ON
                             EXECUTIVE COMPENSATION

INTRODUCTION

The McGraw-Hill executive compensation program (the "Program") is administered by the Management Compensation Committee of the Board of Directors (the "Committee") which is composed of the individuals listed below who are independent non-employee directors of the Corporation. The Committee has sole responsibility for all compensation matters with respect to the Corporation's senior management. The Committee regularly reports to the Board of Directors on its activities and decisions and meets in executive session at year end to review the CEO's performance.

PHILOSOPHY

The Program has been designed to enable the Corporation to attract, motivate and retain senior management by providing a fully competitive total compensation opportunity based on performance. The Program consists of three key elements:
(1) base salaries which reflect competitive marketplace data and evaluated individual performance; (2) annual incentive opportunities which are payable in cash for the achievement of annual financial performance goals established by the Committee; and (3) long-term stock-based incentive opportunities consisting of annual grants of restricted performance shares, which are payable for the achievement of three-year financial performance goals established by the Committee, and annual stock option grants. The long-term stock-based incentive opportunities are intended to align the interests of senior management with those of the Corporation's shareholders. The Corporation's executive compensation program is structured so that at higher management levels a larger portion of annual compensation is variable, based on company performance, and a larger portion of total compensation is composed of long-term stock-based compensation. At the CEO level, approximately two-thirds of Mr. Dionne's total compensation package is at risk depending upon the Corporation's performance.

The Committee's policy with respect to the tax deductibility of executive compensation under Section 162(m) of the Internal Revenue Code is to qualify such compensation for deductibility where practicable. In this regard, the Corporation has amended the 1993 and 1987 Key Employee Stock Incentive Plans to impose an individual limit on the maximum number of stock option shares which may be granted to participants to ensure that any stock option gains realized by the CEO and the other four most highly compensated proxy-named executives are tax deductible by the Corporation. In March 1994, to ensure the continued tax deductibility of long-term incentive award payments, the Committee approved a written definition of earnings per share for use in determining payments for the CEO and the other four most highly compensated executives under the 1994 Long-Term Restricted Performance Share Award which matures at the end of 1996. Further, the Committee plans to defer payment of other non-deductible compensation to the CEO and the other four highest-paid executives until the payment of such compensation is deemed to be tax deductible by the Corporation.

Following is a discussion of each of the elements of the Program and a description of the specific decisions and actions taken by the Committee with regard to 1994 compensation for the CEO.

PROGRAM COMPETITIVENESS

Each element of the Program is intended to be fully competitive with comparable elements of competitor companies in the publishing, information and media industry. Salary ranges are established for each position annually using a third-party consultant survey of compensation practices in the publishing, information and media industry, which includes reported data from companies in the peer group index of the Performance Graph (the "Peer Group"). The midpoints of the salary ranges are established to be competitive with the median base salary levels reported in the survey.

The annual incentive award opportunities are established by the Committee based on recommendations developed by an independent compensation consulting firm selected by the Committee. These recommended incentive opportunities are also intended to be competitive with median levels of competitor incentive opportunities using available incentive opportunity data for the competitor companies included in the Peer Group and incentive opportunity data from a third-party media industry compensation survey of other publishing, information and media companies.

The long-term incentive grant guidelines are intended to provide competitive long-term compensation opportunities if the assumptions as to goal achievement and stock price growth are realized. These restricted performance share and stock option grant guidelines were most recently established by the Committee in late 1992 and are anticipated to remain in effect for a multiple-year period until reviewed and reset by the Committee. The grant guidelines are derived from general industry long-term incentive grant data which is adjusted by an independent compensation consultant to reflect the median long-term incentive grant practices of publishing, information and media industry companies including those in the Peer Group.

ANNUAL SALARY AND INCENTIVE COMPENSATION

Annual total cash compensation for senior management consists of base salary and the annual incentive awards earned under the Key Executive Short-Term Incentive Compensation Plan. Base salaries are administered within a system designed to reflect the competitive marketplace, evaluated position responsibilities and individual performance. The base salaries for senior executives other than the CEO are recommended by Mr. Dionne based on the above criteria, and are reviewed and approved by the Committee.

Target awards established under the Key Executive Short-Term Incentive Compensation Plan are expressed as a percentage of each participant's base salary. Mr. Dionne's target annual incentive award for 1994 was 70% of salary. The maximum payment opportunity is set at 150% of the annual target award. Payment of the annual incentive awards for Mr. Dionne and the other executives named in the Summary Compensation Table is based on the Company's actual performance in relation to pre-established minimum, target and maximum earnings per share payment goals approved by the Committee at the beginning of the plan year. Each year, the Committee establishes annual performance goals which, in its view, represent a significant achievement in relation to the general outlook and prospects for publishing, information and media com-panies during the coming year and the Corporation's prior performance.

LONG-TERM INCENTIVE COMPENSATION

The long-term incentive compensation program for senior management consists of two types of annual stock awards -- restricted performance shares and stock options. Restricted performance shares are granted annually under Committee approved grant guidelines which relate the size of the awards to salary or salary range midpoints. The grant guideline for Mr. Dionne is 75% of salary. The awards vest at the end of a three-year award cycle within a range of 20% to 150% of the shares awarded based on the achievement of minimum, target and maximum cumulative compound earnings per share growth goals which are established by the Committee at the beginning of the award cycle. These restricted performance share awards are subject to forfeiture if the minimum performance goal is not attained or if a participant's employment is terminated for certain reasons before the shares become vested. During the award cycle, participants receive dividend equivalent payments on the shares and also have the right to vote the awarded shares.

The second component of the long-term incentive award program consists of stock options which provide participants with the right to purchase shares of McGraw-Hill Common Stock at its market value on the date of grant. These grants are awarded under Committee-approved guidelines which relate the number of shares to salary grade levels. Each stock option grant becomes exercisable in two equal annual installments commencing one year after grant, and each grant has a ten-year maximum term.

The size of the annual restricted performance share awards and stock option grants provided under the Committee-approved guidelines is not reduced for any current participant stock holdings or prior awards and is generally not dependent upon and not adjusted for individual or company performance except in unusual circumstances.

1994 CEO COMPENSATION AND COMPANY PERFORMANCE

Mr. Dionne's base salary is reviewed annually by the Committee which considers competitive CEO base salary information from the Peer Group companies, Mr. Dionne's individual performance and contributions since his last review, and the merit increase guidelines in effect for other salaried employees during this period. Effective January 1, 1994, the Committee increased Mr. Dionne's base salary by 6.7% to $800,000, based on its review and assessment of the factors and criteria described above.

In January 1994, the 1994 stock-based long-term incentive awards were granted to Mr. Dionne and the other named executives in accordance with the Committee-approved grant guidelines. Mr. Dionne's 1994 stock-based awards, consisting of 8,832 restricted performance shares which will mature on December 31, 1996, subject to the achievement of the earnings per share goal established for this award, and 19,750 stock option shares, are disclosed in the Long-Term Incentive Plan Awards Table and the Option Grants Table along with the 1994 awards to the other named executives.

In early 1995, the Committee reviewed and approved the 1994 annual incentive award payments for Mr. Dionne and the other named executives under the Key Executive Short-Term Incentive Compensation Plan. These payments are shown in the Bonus column of the Summary Compensation Table. Based on the earnings per share of $4.10 for 1994, as measured against the earnings per share payment goal established by the Committee at the beginning of the Plan Year, the earned incentive payments to the participants were equal to 132.05% of target opportunity which resulted in a 1994 short-term incentive payment to Mr. Dionne of $739,480.

Despite economic unevenness in some of McGraw-Hill's markets, 1994 was a successful year. Revenue for 1994, which includes $538 million from the School Publishing Company, increased 25.8% to $2.8 billion. Of the increase, $459 million was attributable to revenue from the School Publishing Company for the first nine months of 1994. The Corporation acquired its partner's 50% interest in the School Publishing Company on October 4, 1993 to achieve 100% ownership. Earnings per share for the year were $4.10 versus $3.50 before unusual charges during 1993. Additionally, shareholders realized a 1994 total return of 2.29% as compared to a 1994 total negative return of 6.91% for the Proxy Peer Group.

In early 1995, the Committee also reviewed and approved the degree of achievement and award payments to Mr. Dionne and the other named executives under the cumulative compound earnings per share growth goal established for the 1992 Long-Term Restricted Performance Share Award which matured on December 31, 1994. For purposes of this Award, the Committee adjusted the earnings per share growth to exclude (1) the impact of the 1992 adoption of Statement of Financial Accounting Standards (SFAS) 106 (Employers' Accounting for Post-Retirement Benefits other than Pensions) and SFAS 112 (Employers' Accounting for Post-Employment Benefits), (2) the unusual charges associated with the 1993 purchase of the

50% interest in the Macmillan/McGraw-Hill School Publishing Company which was not previously owned by McGraw-Hill, and (3) the increase in corporate federal tax rates in 1993 under the Omnibus Budget Reconciliation Act which was approved retroactively to January 1, 1993. The impact of these Committee-approved adjustments resulted in earnings per share growth for the Award cycle which exceeded the maximum 150% payment goal established by the Committee for this Award. As a result, Mr. Dionne received a share payment of 14,115 shares representing 150% of his target award. The dollar value of Mr. Dionne's 1992 Award payout is shown in the LTIP Payout column of the Summary Compensation Table.

CLOSING STATEMENT

The Committee believes that the caliber and motivation of the Corporation's key employees and the quality of their leadership makes a significant difference in the long-term performance of the Corporation. The Committee further believes that compensation should vary with the Corporation's financial performance so that executives are well rewarded when performance meets or exceeds standards established by the Committee, and commensurately, there should be comparable downside risks to compensation when performance does not meet these standards.

In its view, the Committee believes that McGraw-Hill's executive compensation program is meeting and fulfilling the goals contained in the Program's philosophy.

The foregoing report has been furnished on behalf of the Board of Directors by the members of its Management Compensation Committee

  Paul J. Rizzo (Chairman)
  Don Johnston
  Peter O. Lawson-Johnston
  John L. McGraw
  Lois Dickson Rice.

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The Management Compensation Committee is comprised of Messrs. Don Johnston, Peter O. Lawson-Johnston, John L. McGraw, Paul J. Rizzo and Mrs. Lois Dickson Rice.

Mr. John L. McGraw, a member of the Committee, was Chairman of the Board of Directors of the Corporation from 1968 to 1974 and was Executive Vice President, Operating Services, of the Corporation from 1974 to 1978.

Mr. Joseph L. Dionne, the Corporation's Chairman and Chief Executive Officer, is a director of and chairman of the compensation committee of The Equitable Companies Incorporated and The Equitable Life Assurance Society of the United States. Mr. Richard H. Jenrette is Chairman, Chief Executive Officer and a director of The Equitable Companies Incorporated and The Equitable Life Assurance Society of the United States as well as being a director of McGraw-Hill.

Mr. Dionne is a director and a member of the compensation committee of the Harris Corporation. Mr. John T. Hartley is Chairman of the Board and Chief Executive Officer of the Harris Corporation and a director of McGraw-Hill.

                        DEFINED BENEFIT RETIREMENT PLANS

The officers named in the Summary Compensation Table are entitled to retirement benefits under three defined benefit plans maintained by the Corporation: the Employee Retirement Plan ("ERP"), the Employee Retirement Plan Supplement ("ERP Supplement") and the Senior Executive Supplemental Death, Disability and Retirement Benefits Plan (the "Supplemental Benefits Plan"), except that Mr. Hehir participates in ERP and ERP Supplement and does not participate in the Supplemental Benefits Plan. Under the Supplemental Benefits Plan, a participant is entitled to receive upon normal retirement at age 65, an annual retirement benefit equal to 55% of the participant's highest rate of annual base salary and highest target opportunity under the Key Executive Short-Term Incentive Compensation Plan during the 36-month period before retirement, reduced by the participant's annual retirement benefits under ERP and ERP Supplement, the annual annuity value of a hypothetical savings account, the participant's annual retirement benefit under pension plans of any previous employers and the participant's annual Social Security retirement benefit.

ERP provides participants with retirement benefits based upon career compensation. These benefits are subject to limitation under certain provisions of the Internal Revenue Code. Prior to July 1, 1986, ERP required participants to make contributions to said Plan. Subsequent to July 1, 1986, ERP was amended so that the Corporation is to make all of the required contributions to the Plan and participants are no longer required to make contributions thereto. In addition, effective as of January 1, 1989, the benefit formula for service after December 31, 1988 was amended to be 1.4% of each year's earnings for participants age 45 with five years of continuous service as of June 30, 1986 and whose age and service totalled at least sixty, and 1.0% of each year's earnings for other participants, and the vesting schedule of ERP was amended to provide that participants are 100% vested after completion of five years of continuous service with the Corporation. Under ERP Supplement, participants are provided with retirement benefits which would have been provided under ERP except for the limitations imposed by the Internal Revenue Code.

The following table sets forth the annual benefits under ERP, ERP Supplement, and the Supplemental Benefits Plan (computed based on a straight life annuity) payable upon retirement at age 65 to each of the Named Officers based upon the Corporation's contributions and the executive's 1994 compensation (salary and 1994 target opportunity under the Key-Executive Short-Term Incentive Compensation Plan for purposes of the Supplemental Benefits Plan), which are not subject to any deduction for Social Security benefits:

                         ANNUAL RETIREMENT BENEFIT FROM
                            CORPORATE CONTRIBUTIONS


- -----------------------------------------------------------------------------------------------------------
                                                                                 Supplemental
                                                                 ERP and           Benefits
                            Name                              ERP Supplement         Plan           Total
- ------------------------------------------------------------  --------------     ------------     ---------
Joseph L. Dionne                                                 $238,000          $342,000       $ 580,000
Harold W. McGraw III                                             $174,000          $264,000       $ 438,000
Robert J. Bahash                                                 $113,000          $170,000       $ 283,000
Thomas J. Sullivan                                               $105,000          $ 99,000       $ 204,000
Michael K. Hehir                                                 $ 94,000          $    N/A       $  94,000
- -----------------------------------------------------------------------------------------------------------


Pursuant to the Supplemental Benefits Plan, in the event of involuntary termination of employment without cause or resignation of employment by the employee for good reason within two years after a change of control of the Corporation, or resignation by the employee for any reason during the thirty day period following the first anniversary of such change of control, participants shall receive a lump sum payment actuarially equivalent to the monthly retirement benefit they would have received based upon from 44% to 55% of their final monthly earnings and target opportunity under the Key Executive Short-Term Incentive Compensation Plan, depending upon their age at the date of termination. The Supplemental Benefits Plan is administered by the Management Compensation Committee of the Board of Directors, which Committee approves participants who are recommended by the Corporation's Chief Executive Officer.

SENIOR EXECUTIVE SEVERANCE PLAN

Effective January 28, 1987, the Board of Directors adopted the Senior Executive Severance Plan, which Plan provides that if the employment of a participating senior executive of the Corporation is involuntarily terminated without cause or the executive resigns for good reason, the executive shall receive a minimum severance payment of 12 months base salary and a maximum severance payment of 24 months base salary, the actual amount of severance to be based upon 1.6 multiplied by the number of years of continuous service with the Corporation. In addition, each participant shall continue to participate in the Corporation's retirement, life, medical and other insurance benefit plans and programs during the period the participant receives severance payments, or in lieu thereof, each participant shall receive an additional cash payment equal to 10% of the severance amount. The receipt of payments by participants pursuant to the Senior Executive Severance Plan is in lieu of receiving benefits pursuant to the Corporation's regular separation allowance plan, which plan is applicable to all full-time employees of the Corporation. On September 28, 1988 the Plan was amended to provide that benefits will be payable to participants who voluntarily terminate their employment within a thirty day period one year after a change in control of the Corporation has occurred. The Senior Executive Severance Plan is administered by the Management Compensation Committee of the Board of Directors, which Committee approves participants who are recommended by the Corporation's Chief Executive Officer.

Mr. Hehir does not participate in the Senior Executive Severance Plan. In lieu thereof, Mr. Hehir participates in the Executive Severance Plan. The Executive Severance Plan is similar to the Senior Executive Severance Plan except that the minimum severance payment is 9 months' base salary and the maximum severance payment is 18 months' base salary, with the actual amount of severance to be based upon 0.9 multiplied by the number of years of continuous service with the Corporation.

2. PROPOSAL TO AMEND THE CORPORATION'S RESTATED CERTIFICATE OF INCORPORATION TO CHANGE THE NAME OF THE CORPORATION TO "THE MCGRAW-HILL COMPANIES, INC." FROM "MCGRAW-HILL, INC."

On January 25, 1995, the Board of Directors unanimously adopted a resolution recommending that the Corporation's Restated Certificate of Incorporation be amended to change its name from "McGraw-Hill, Inc." to "The McGraw-Hill Companies, Inc.", subject to the approval by shareholders at this Annual Meeting. The Corporation is a multi-media information company which serves worldwide markets in finance, business, education, law, construction, medical and health, computers and communications, government, aerospace and defense. As a multi-media publishing and information company, the Corporation employs a broad range of media, including books, magazines, newsletters, software, on-line services, CD-ROMs, facsimile and television broadcasting. The Corporation produces information in many frequencies -- instantly, daily, weekly, monthly, annually -- to meet growing and changing customer needs in a global marketplace. The Board of Directors believes that it is in the best interests of the Corporation to change its corporate name to reflect the increasing global and diverse nature of its information products and services. The proposed new corporate name should enable the Corporation's numerous operating units to become publicly identified as part of a single, larger, forward-looking information enterprise. It is the Board of Director's view that such a corporate name will unify the diverse products and services provided by our operating companies and allow the Corporation's strength to be more readily attributable to all units within the organization.

If approved by the shareholders at this Annual Meeting, the new name will become effective upon the filing of an amendment to the Corporation's Restated Certificate of Incorporation by the Department of State of the State of New York. The change of corporate name will be accomplished by amending Article I of the Corporation's Restated Certificate of Incorporation to read as follows:

"Article I. The corporate name shall be: The McGraw-Hill Companies, Inc."

The change in corporate name will not affect the validity or transferability of stock certificates presently outstanding, and the Corporation's shareholders will not be required to exchange any certificates presently held by them.

APPROVAL AND RELATED MATTERS

Approval by the holders of the majority of the outstanding shares of Common Stock and $1.20 Convertible Preference Stock, voting together as a single class, is required to adopt the amendment to Article I of the Corporation's Restated Certificate of Incorporation.

The following resolution will be offered by the Board of Directors at the Annual
Meeting:

     RESOLVED: That the proposal to amend Article I of the Restated Certificate of Incorporation of the Corporation so as to change the name of the Corporation to "The McGraw-Hill Companies, Inc." is hereby approved, authorized and adopted.

THE BOARD OF DIRECTOR'S RECOMMENDATION

Your Board recommends that you vote FOR the approval of the foregoing amendment to Article I of the Corporation's Restated Certificate of Incorporation. Unless otherwise specified by the shareholder, the Board intends the accompanying proxy to be voted for this proposed amendment.


            3.   RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS



During the year ended December 31, 1994, Ernst & Young LLP audited the consolidated financial statements of the Corporation and its subsidiaries.



The Board of Directors, after receiving a favorable recommendation from the Audit Committee, has again selected Ernst & Young LLP to serve as the Corporation's independent auditors for 1995. Although not required to do so, the Board is submitting the selection of this firm for ratification by the Corporation's shareholders to ascertain their views. Ernst & Young LLP has advised the Corporation that it has no direct, nor any material indirect, financial interest in the Corporation or any of its subsidiaries. A representative of Ernst & Young LLP is expected to be present at the Annual Meeting with the opportunity to make a statement if the representative desires to do so, and such representative will be available to respond to appropriate questions.

The following resolution will be offered by the Board of Directors at the Annual
Meeting:


     RESOLVED: That the selection by the Board of Directors of Ernst & Young LLP as independent auditors for this Corporation and its subsidiaries for 1995 be, and hereby is, ratified and approved.


THE BOARD OF DIRECTORS' RECOMMENDATION

Your Board recommends that you vote FOR this resolution. Unless otherwise specified by the shareholder, the Board intends the accompanying proxy to be voted for this resolution.

               4.   SHAREHOLDER PROPOSAL TO ELIMINATE ELECTION OF
                              DIRECTORS BY CLASSES

An individual shareholder has given notice that he intends to propose the following resolution at the Annual Meeting. The name and address of the proponent and the number of shares he owns will be furnished by the Corporation to any person, orally or in writing as requested, promptly upon the receipt of any oral or written request made to the Secretary of the Corporation, 1221 Avenue of the Americas, New York, New York 10020-1095, telephone number (212) 512-2324. The proposed resolution and supporting statement, for which the Board of Directors and the Corporation accept no responsibility, are as follows:

     "RESOLVED, that the shareholders of the Company request that the Board of Directors take the necessary steps, in accordance with state law, to declassify the Board of Directors so that all directors are elected annually, such declassification to be effected in a manner that does not affect the unexpired terms of directors previously elected."

                       SHAREHOLDER'S SUPPORTING STATEMENT

The election of directors is the primary avenue for stockholders to influence corporate governance policies and to hold management accountable for its implementation of those policies. I believe that the classification of the Board of Directors, which results in only a portion of the Board being elected annually, is not in the best interests of the Company and its stockholders.

The Board of Directors of the Company is divided into three classes serving staggered three-year terms. I believe that the Company's classified Board of Directors maintains the incumbency of the current Board and therefore of current management, which in turn limits management's accountability to stockholders.

The elimination of the Company's classified Board would require each new director to stand for election annually and allow stockholders an opportunity to register their views on the performance of the Board collectively and each director individually. I believe this is one of the best methods available to stockholders to insure that the Company will be managed in a manner that is in the best interests of the stockholders.

As a founding member of the Investors Rights Association of America I believe that concerns expressed by companies with classified boards that the annual election of all directors could leave companies without experienced directors in the event that all incumbents are voted out by stockholders, are unfounded. In my view, in the unlikely event that stockholders vote to replace all directors, this decision would express stockholder dissatisfaction with the incumbent directors and reflect the need for change.

             I urge your support, please vote for this resolution.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE AGAINST THIS PROPOSAL

The current division of the Board into three classes, with one class elected each year for a three-year term, increases the likelihood that at all times at least a majority of the directors will have experience and familiarity with the business, affairs and issues of the Corporation. The Board of Directors believes that, as such, the classified Board provides continuity and stability in the membership of the Board and in its policies, permitting new directors to become familiar with the business of the Corporation and to benefit from the experience of the continuing directors. Furthermore, Board classification encourages unsolicited bidders for control of the Corporation to negotiate at arm's length with management and the Board, who, in the opinion of the Board, are in a position to best represent the interests of all of the shareholders. Moreover, the directors of the Corpo-ration are fully accountable to serve the shareholders' interests throughout their term of office, whether that term is three years or one year.

Election of directors by classes is a common practice that has been adopted by many companies and currently exists at approximately 295 of the 500 companies comprising the Standard & Poor's 500 Stock Price Index. It is also specifically permitted by the laws of many states, including the State of New York.

This shareholder proposal seeks to reverse the action taken by the Corporation's shareholders at the 1985 Annual Meeting to approve classification of the Board. Approximately 78% of the votes cast by the Corporation's shareholders at that meeting were in favor of creating a classified board. Under the corporate law of the State of New York, the state in which the Corporation is incorporated, declassification of the Board of Directors can be effected only by the Board authorizing an amendment to the Corporation's certificate of incorporation and directing that the amendment be submitted to a vote of the Corporation's shareholders. With respect to such vote by the Corporation's shareholders, the affirmative vote of 80% of all outstanding shares is required under the Corporation's restated certificate of incorporation for approval of such amendment. Therefore, the adoption of this proposal would not in itself reinstate the annual election of directors, but would only amount to an advisory recommendation to the Board that it take steps to initiate such an amendment.

Your Board of Directors urges that shareholders vote AGAINST this shareholder proposal. Unless otherwise specified by the shareholder, the Board intends the accompanying proxy to be voted against this resolution.

              5.   SHAREHOLDER PROPOSAL REQUESTING ELIMINATION OF
                    PENSION PLANS FOR NON-EMPLOYEE DIRECTORS

An individual shareholder has given notice that he intends to propose the following resolution at the Annual Meeting. The name and address of the proponent and the number of shares he owns will be furnished by the Corporation to any person, orally or in writing as requested, promptly upon the receipt of any oral or written request made to the Secretary of the Corporation, 1221 Avenue of the Americas, New York, New York, 10020-1095, telephone number (212) 512-2324. The proposed resolution and supporting statement, for which the Board of Directors and the Corporation accept no responsibility, are as follows:

     "RESOLVED, that the shareholders assembled in person and by proxy, recommend (i) that all future non-employee directors not be granted pension benefits and (ii) current non-employee directors voluntarily relinquish their pension benefits."

                       SHAREHOLDER'S SUPPORTING STATEMENT

Aside from the usual reasons, presented in the past, regarding "double dipping", that is outside (non-employee) directors who are in almost all cases amply rewarded with their pension at their primary place of employment, and in many instances serving as outside pensioned directors with other companies, there are other more cogent reasons that render this policy as unacceptable.

Traditionally, pensions have been granted in both the private and public sectors for long term service. The service component usually represents a significant number of hours per week. The practice of offering pensions for consultants is a rarity. Outside directors' service could logically fit the definition of consultants and pensions for this type of service is an abuse of the term.

But more importantly, outside directors, although retained by corporate management, namely the C.E.O., are in reality representatives of shareholders. Their purpose is to serve as an impartial group to which management is accountable. Although outside directors are certainly entitled to compensation for their time and expertise, pensions have the pernicious effect of compromising their impartiality. In essence, pensions are management's grants to outside directors to insure their unquestioning loyalty and acquiescence to whatever policy management initiates, and at times, serving their own self interests. Thus, pensions become another device to enhance and entrench management's controls over corporate policies while being accountable only to themselves. As a founding member of the Investors Rights Association of America I feel this practice perpetuates a culture of corporate manage-ment "cronyism" that can easily be at odds with shareholder and company interest.


A final note in rebuttal to management's contention that many companies offer their outside directors pensions, so they can attract and retain persons of the highest quality. Since there are also companies that do not offer their outside directors pensions, can management demonstrate that those companies that offer pensions have a better performance record then their non-pensioned peers? In addition, do we have any evidence of a significant improvement in corporate profitability with the advent of pensions for outside directors?


                 I urge your support, vote for this resolution

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE AGAINST THIS PROPOSAL

The best interests of the Corporation and its shareholders are served by having the most qualified, talented and experienced individuals serving as outside directors for the Corporation. To attract and retain these highly sought-after individuals, the Corporation must provide a competitive total compensation package for its outside directors. Retirement benefits are a common component of director compensation packages at large corporations. A recent study conducted by the independent consulting firm Hewitt Associates indicated that 99, or 70.7%, of the Fortune 150 industrial companies provide retirement benefits for their outside directors. Additionally, the Corporation's retirement plan is similar to plans currently in place at companies with which it competes, including seven out of the nine companies listed in the Peer Group Index.

The retirement plan, which is described on page 7, provides an incentive to high-caliber individuals to join the Board, to remain for a sufficient time to gain experience and knowledge of the Corporation's business, and to remain available to provide advice after retirement. Payment of retirement benefits also recognizes the ever increasing time commitment, responsibilities, diligence and risks associated with Board service.

The Board believes that it would be unfair and not in the best interests of the Corporation and its shareholders to request voluntary forfeiture by the current outside directors of their retirement benefits. Each director's retirement benefits have accrued over the span of the director's service to the Corporation and constitute a key component of the director's overall compensation package, on which expectations have been based. In any event, such a forfeiture by a director would be at the director's sole discretion notwithstanding the vote of the shareholders with respect to the proposal or a request made by the Board.

Your Board of Directors urges that shareholders vote AGAINST this shareholder proposal. Unless otherwise specified by the shareholder, the Board intends the accompanying proxy to be voted against this resolution.

                               6.   OTHER MATTERS

The Board of Directors knows of no other matters to be brought before the Annual Meeting. However, if other matters should properly come before the Meeting, it is the intention of those named in the solicited proxy to vote such proxy in accordance with their best judgment.

COMPLIANCE WITH SECTION 16(A) OF THE
SECURITIES EXCHANGE ACT OF 1934

Section 16(a) of the Securities Exchange Act of 1934 ("Section 16(a)") requires the Corporation's directors, executive officers, and persons who own more than 10% of a registered class of the Corporation's equity securities, to file with the Securities and Exchange Commission and the New York Stock Exchange reports on Forms 3, 4 and 5 concerning their ownership of the Common Stock and other equity securities of the Corporation.

Based solely on the Corporation's review of copies of such reports and written representations that no other reports were required, the Corporation believes that all of its directors and executive officers filed all of said reports on a timely basis during 1994.

SHAREHOLDER PROPOSALS FOR 1996

Shareholder proposals which may be submitted for inclusion in the Corporation's proxy statement and form of proxy for the 1996 Annual Meeting of Shareholders must be received by the Corporation at its principal executive offices, 1221 Avenue of the Americas, New York, New York 10020, on or before November 21, 1995. Such proposals when submitted must be in full compliance with applicable laws.

By Order of the Board of Directors

Robert N. Landes
Executive Vice President,
General Counsel and Secretary

New York, New York
March 20, 1995

[logo]
                              MCGRAW-HILL, INC.

      The undersigned appoints Robert N. Landes and Thomas J. Sullivan, and each of them, proxies with full power of substitution, to vote the shares of stock of McGraw-Hill, Inc., which the undersigned is entitled to vote, at the Annual Meeting of Shareholders of said Corporation to be held at the principal executive offices of the Corporation, 1221 Avenue of the Americas, New York, N.Y. 10020 on Wednesday, April 26, 1995, at 11 A.M., and any adjournment thereof.

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

THE MATTERS TO BE VOTED UPON AND THE INSTRUCTIONS ARE SET FORTH ON THE REVERSE SIDE. PLEASE VOTE, SIGN AND RETURN PROMPTLY.


[ X ] PLEASE MARK YOUR VOTES LIKE THIS

- -------------       --------------       -----------------
   Common           Div. Reinvest.           Preference

THIS PROXY WILL BE VOTED AS DIRECTED BY THE SHAREHOLDER(S). IF NOT OTHERWISE SPECIFIED, THE PROXY WILL BE VOTED FOR THE ELECTION OF DIRECTORS AND FOR PROPOSAL 2 AND 3 AND AGAINST PROPOSALS 4 AND 5.

THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE FOR PROPOSALS 1, 2, AND 3:

1- Election of the following nominees as directors for three-year terms expiring at the 1998 Annual Meeting:

   George B. Harvey, Richard H. Jenrette and Lois Dickson Rice

FOR THE                                    WITHHOLD AUTHORITY
NOMINEES(S)                                to vote for the nominee(s)
[ ]                                        [ ]

INSTRUCTION: To withhold authority to vote for any individual nominee(s) write that nominee(s) name below.

- --------------------------------------------------------------------------------

2. Amendment to the Corporation's Restated Certificate of Incorporation to change the name of the Corporation to "The McGraw-Hill Companies, Inc."

FOR              AGAINST          ABSTAIN
[ ]              [ ]              [ ]

3. Ratification of the appointment of independent auditors for 1995:

FOR              AGAINST          ABSTAIN
[ ]              [ ]              [ ]

THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE AGAINST PROPOSALS 4 AND 5:

4. Shareholder Proposal requesting elimination of election of directors by classes.

FOR              AGAINST          ABSTAIN
[ ]              [ ]              [ ]

5. Shareholder Proposal requesting elimination of pension plans for non-employee directors.

FOR              AGAINST          ABSTAIN
[ ]              [ ]              [ ]

And, in their discretion, in the transaction of such other business as may properly come before the Meeting.



Signature(s)
               ------------------------------------------------------------

Date
        ---------------------------

NOTE: Please sign exactly as your name appears on this card and return the card in the enclosed envelope.

[logo]
                              MCGRAW-HILL, INC.
            VOTING INSTRUCTIONS FOR ANNUAL MEETING OF SHAREHOLDERS
                          WEDNESDAY, APRIL 26, 1995
                SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
TO: THE NORTHERN TRUST COMPANY, AS TRUSTEE UNDER EMPLOYEES INVESTMENT PLAN
    OF MCGRAW-HILL BROADCASTING COMPANY, INC. AND ITS SUBSIDIARIES ("EIP")

         The Trustee named is hereby instructed to vote all the shares of Common Stock of McGraw-Hill, Inc. which are credited to the undersigned's account as of March 9, 1995, at the Annual Meeting of Shareholders to be held on April 26, 1995, and any adjournment thereof, on the items set forth on the reverse hereof, as described in the accompanying Proxy Statement and upon such other business as may properly come before the Meeting.

         Voting rights will be exercised by the Trustee as directed, provided instructions are received by April 19, 1995. Your instructions will be kept confidential by the Trustee.

PLEASE MARK, SIGN AND DATE ON THE REVERSE SIDE AND RETURN THIS VOTING INSTRUCTIONS CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

(CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE)

[ X ] PLEASE MARK YOUR VOTES LIKE THIS

- -------------
     EIP

THIS PROXY WILL BE VOTED AS DIRECTED BY THE PLAN PARTICIPANT. IF NOT OTHERWISE SPECIFIED, THE PROXY WILL BE VOTED FOR THE ELECTION OF DIRECTORS AND FOR PROPOSALS 2 AND 3 AND AGAINST PROPOSALS 4 AND 5.

THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE FOR PROPOSALS 1,2, AND 3:

1- Election of the following nominees as directors for three-year terms expiring at the 1998 Annual Meeting:

   George B. Harvey, Richard H. Jenrette and Lois Dickson Rice

FOR THE                                    WITHHOLD AUTHORITY
NOMINEES(S)                                to vote for the nominee(s)
[ ]                                        [ ]

INSTRUCTION: To withhold authority to vote for any individual nominee(s) write that nominee(s) name below.

- --------------------------------------------------------------------------------

2. Amendment to the Corporation's Restated Certificate of Incorporation to change the name of the Corporation to "The McGraw-Hill Companies, Inc."

FOR              AGAINST          ABSTAIN
[ ]              [ ]              [ ]

3. Ratification of the appointment of independent auditors for 1995:

FOR              AGAINST          ABSTAIN
[ ]              [ ]              [ ]

THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE AGAINST PROPOSALS 4 AND 5:

4. Shareholder Proposal requesting elimination of election of directors by classes.

FOR              AGAINST          ABSTAIN
[ ]              [ ]              [ ]

5. Shareholder Proposal requesting elimination of pension plans for non-employee directors.

FOR              AGAINST          ABSTAIN
[ ]              [ ]              [ ]

And, in their discretion, in the transaction of such other business as may properly come before the Meeting.



Signature(s)
               ------------------------------------------------------------

Date
        ---------------------------

NOTE: Please sign exactly as your name appears on this card and return the card in the enclosed envelope.

[logo]
                              MCGRAW-HILL, INC.
            VOTING INSTRUCTIONS FOR ANNUAL MEETING OF SHAREHOLDERS
                          WEDNESDAY, APRIL 26, 1995
                SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
TO: THE NORTHERN TRUST COMPANY, AS TRUSTEE UNDER THE SAVINGS INCENTIVE PLAN OF
                MCGRAW-HILL, INC. AND ITS SUBSIDIARIES ("SIP")

         The Trustee named is hereby instructed to vote all the shares of Common Stock of McGraw-Hill, Inc. which are credited to the undersigned's account as of March 9, 1995, at the Annual Meeting of Shareholders to be held on April 26, 1995, and any adjournment thereof, on the items set forth on the reverse hereof, as described in the accompanying Proxy Statement and upon such other business as may properly come before the Meeting.

         Voting rights will be exercised by the Trustee as directed, provided instructions are received by April 19, 1995. Your instructions will be kept confidential by the Trustee.

PLEASE MARK, SIGN AND DATE ON THE REVERSE SIDE AND RETURN THIS VOTING INSTRUCTIONS CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

(CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE)


[ X ] PLEASE MARK YOUR VOTES LIKE THIS

- ---------------
McGraw-Hill SIP

THIS PROXY WILL BE VOTED AS DIRECTED BY THE PLAN PARTICIPANT. IF NOT OTHERWISE SPECIFIED, THE PROXY WILL BE VOTED FOR THE ELECTION OF DIRECTORS AND FOR PROPOSALS 2 AND 3 AND AGAINST PROPOSALS 4 AND 5.

THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE FOR PROPOSALS 1, 2, AND 3:

1- Election of the following nominees as directors for three-year terms expiring at the 1998 Annual Meeting:

   George B. Harvey, Richard H. Jenrette and Lois Dickson Rice

FOR THE                                    WITHHOLD AUTHORITY
NOMINEES(S)                                to vote for the nominee(s)
[ ]                                        [ ]

INSTRUCTION: To withhold authority to vote for any individual nominee(s) write that nominee(s) name below.

- --------------------------------------------------------------------------------

2. Amendment to the Corporation's Restated Certificate of Incorporation to change the name of the Corporation to "The McGraw-Hill Companies, Inc."

FOR              AGAINST          ABSTAIN
[ ]              [ ]              [ ]

3. Ratification of the appointment of independent auditors for 1995:

FOR              AGAINST          ABSTAIN
[ ]              [ ]              [ ]

THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE AGAINST PROPOSALS 4 AND 5:

4. Shareholder Proposal requesting elimination of election of directors by classes.

FOR              AGAINST          ABSTAIN
[ ]              [ ]              [ ]

5. Shareholder Proposal requesting elimination of pension plans for non-employee directors.

FOR              AGAINST          ABSTAIN
[ ]              [ ]              [ ]

And, in their discretion, in the transaction of such other business as may properly come before the Meeting.



Signature(s)
               ------------------------------------------------------------

Date
        ---------------------------

NOTE: Please sign exactly as your name appears on this card and return the card in the enclosed envelope.

[logo]

                              MCGRAW-HILL, INC.
            VOTING INSTRUCTIONS FOR ANNUAL MEETING OF SHAREHOLDERS
                          WEDNESDAY, APRIL 26, 1995
                SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
   TO: THE NORTHERN TRUST COMPANY, AS TRUSTEE UNDER THE EMPLOYEE RETIREMENT
                  ACCOUNT PLAN OF STANDARD & POOR'S ("ERAP")

         The Trustee named is hereby instructed to vote all the shares of Common Stock of McGraw-Hill, Inc. which are credited to the undersigned's account as of March 9, 1995, at the Annual Meeting of Shareholders to be held on April 26, 1995, and any adjournment thereof, on the items set forth on the reverse hereof, as described in the accompanying Proxy Statement and upon such other business as may properly come before the Meeting.

         Voting rights will be exercised by the Trustee as directed, provided instructions are received by April 19, 1995. Your instructions will be kept confidential by the Trustee.

PLEASE MARK, SIGN AND DATE ON THE REVERSE SIDE AND RETURN THIS VOTING INSTRUCTIONS CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

(CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE)

[ X ] PLEASE MARK YOUR VOTES LIKE THIS

- --------------
   S&P ERAP


THIS PROXY WILL BE VOTED AS DIRECTED BY THE PLAN PARTICIPANT. IF NOT OTHERWISE SPECIFIED, THE PROXY WILL BE VOTED FOR THE ELECTION OF DIRECTORS AND FOR PROPOSALS 2 AND 3 AND AGAINST PROPOSALS 4 AND 5.

THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE FOR PROPOSALS 1, 2, AND 3:

1- Election of the following nominees as directors for three-year terms expiring at the 1998 Annual Meeting:

   George B. Harvey, Richard H. Jenrette and Lois Dickson Rice

FOR THE                                    WITHHOLD AUTHORITY
NOMINEES(S)                                to vote for the nominee(s)
[ ]                                        [ ]

INSTRUCTION: To withhold authority to vote for any individual nominee(s) write that nominee(s) name below.

- --------------------------------------------------------------------------------

2. Amendment to the Corporation's Restated Certificate of Incorporation to change the name of the Corporation to "The McGraw-Hill Companies, Inc."

FOR              AGAINST          ABSTAIN
[ ]              [ ]              [ ]

3. Ratification of the appointment of independent auditors for 1995:

FOR              AGAINST          ABSTAIN
[ ]              [ ]              [ ]

THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE AGAINST PROPOSALS 4 AND 5:

4. Shareholder Proposal requesting elimination of election of directors by classes.

FOR              AGAINST          ABSTAIN
[ ]              [ ]              [ ]

5. Shareholder Proposal requesting elimination of pension plans for non-employee directors.

FOR              AGAINST          ABSTAIN
[ ]              [ ]              [ ]

And, in their discretion, in the transaction of such other business as may properly come before the Meeting.



Signature(s)
               ------------------------------------------------------------

Date
        ---------------------------

NOTE: Please sign exactly as your name appears on this card and return the card in the enclosed envelope.

[logo]

                              MCGRAW-HILL, INC.
            VOTING INSTRUCTIONS FOR ANNUAL MEETING OF SHAREHOLDERS
                          WEDNESDAY, APRIL 26, 1995
                SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
TO: THE NORTHERN TRUST COMPANY, AS TRUSTEE UNDER THE SAVINGS INCENTIVE PLAN OF
                          STANDARD & POOR'S ("SIP")

         The Trustee named is hereby instructed to vote all the shares of Common Stock of McGraw-Hill, Inc. which are credited to the undersigned's account as of March 9, 1995, at the Annual Meeting of Shareholders to be held on April 26, 1995, and any adjournment thereof, on the items set forth on the reverse hereof, as described in the accompanying Proxy Statement and upon such other business as may properly come before the Meeting.

         Voting rights will be exercised by the Trustee as directed, provided instructions are received by April 19, 1995. Your instructions will be kept confidential by the Trustee.

PLEASE MARK, SIGN AND DATE ON THE REVERSE SIDE AND RETURN THIS VOTING INSTRUCTIONS CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

(CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE)

[ X ] PLEASE MARK YOUR VOTES LIKE THIS

- -------------
S&P SIP


THIS PROXY WILL BE VOTED AS DIRECTED BY THE PLAN PARTICIPANT. IF NOT OTHERWISE SPECIFIED, THE PROXY WILL BE VOTED FOR THE ELECTION OF DIRECTORS AND FOR PROPOSALS 2 AND 3 AND AGAINST PROPOSALS 4 AND 5.

THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE FOR PROPOSALS 1, 2, AND 3:

1- Election of the following nominees as directors for three-year terms expiring at the 1998 Annual Meeting:

   George B. Harvey, Richard H. Jenrette and Lois Dickson Rice

FOR THE                                    WITHHOLD AUTHORITY
NOMINEES(S)                                to vote for the nominee(s)
[ ]                                        [ ]

INSTRUCTION: To withhold authority to vote for any individual nominee(s) write that nominee(s) name below.

- --------------------------------------------------------------------------------

2. Amendment to the Corporation's Restated Certificate of Incorporation to change the name of the Corporation to "The McGraw-Hill Companies, Inc."

FOR              AGAINST          ABSTAIN
[ ]              [ ]              [ ]

3. Ratification of the appointment of independent auditors for 1995:

FOR              AGAINST          ABSTAIN
[ ]              [ ]              [ ]

THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE AGAINST PROPOSALS 4 AND 5:

4. Shareholder Proposal requesting elimination of election of directors by classes.

FOR              AGAINST          ABSTAIN
[ ]              [ ]              [ ]

5. Shareholder Proposal requesting elimination of pension plans for non-employee directors.

FOR              AGAINST          ABSTAIN
[ ]              [ ]              [ ]

And, in their discretion, in the transaction of such other business as may properly come before the Meeting.



Signature(s)
               ------------------------------------------------------------

Date
        ---------------------------

NOTE: Please sign exactly as your name appears on this card and return the card in the enclosed envelope.

[logo]

                              MCGRAW-HILL, INC.
            VOTING INSTRUCTIONS FOR ANNUAL MEETING OF SHAREHOLDERS
                          WEDNESDAY, APRIL 26, 1995
                SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
   TO: THE NORTHERN TRUST COMPANY, AS TRUSTEE UNDER THE EMPLOYEE RETIREMENT
       ACCOUNT PLAN OF MCGRAW-HILL, INC. AND ITS SUBSIDIARIES ("ERAP")

         The Trustee named is hereby instructed to vote all the shares of Common Stock of McGraw-Hill, Inc. which are credited to the undersigned's account as of March 9, 1995, at the Annual Meeting of Shareholders to be held on April 26, 1995, and any adjournment thereof, on the items set forth on the reverse hereof, as described in the accompanying Proxy Statement and upon such other business as may properly come before the Meeting.

         Voting rights will be exercised by the Trustee as directed, provided instructions are received by April 19, 1995. Your instructions will be kept confidential by the Trustee.

PLEASE MARK, SIGN AND DATE ON THE REVERSE SIDE AND RETURN THIS VOTING INSTRUCTIONS CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

(CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE)

[ X ] PLEASE MARK YOUR VOTES LIKE THIS

- ----------------
McGraw-Hill ERAP


THIS PROXY WILL BE VOTED AS DIRECTED BY THE PLAN PARTICIPANT. IF NOT OTHERWISE SPECIFIED, THE PROXY WILL BE VOTED FOR THE ELECTION OF DIRECTORS AND FOR PROPOSALS 2 AND 3 AND AGAINST PROPOSALS 4 AND 5.

THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE FOR PROPOSALS 1, 2, AND 3:

1- Election of the following nominees as directors for three-year terms expiring at the 1998 Annual Meeting:

   George B. Harvey, Richard H. Jenrette and Lois Dickson Rice

FOR THE                                    WITHHOLD AUTHORITY
NOMINEES(S)                                to vote for the nominee(s)
[ ]                                        [ ]

INSTRUCTION: To withhold authority to vote for any individual nominee(s) write that nominee(s) name below.

- --------------------------------------------------------------------------------

2. Amendment to the Corporation's Restated Certificate of Incorporation to change the name of the Corporation to "The McGraw-Hill Companies, Inc."

FOR              AGAINST          ABSTAIN
[ ]              [ ]              [ ]

3. Ratification of the appointment of independent auditors for 1995:

FOR              AGAINST          ABSTAIN
[ ]              [ ]              [ ]

THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE AGAINST PROPOSALS 4 AND 5:

4. Shareholder Proposal requesting elimination of election of directors by classes.

FOR              AGAINST          ABSTAIN
[ ]              [ ]              [ ]

5. Shareholder Proposal requesting elimination of pension plans for non-employee directors.

FOR              AGAINST          ABSTAIN
[ ]              [ ]              [ ]

And, in their discretion, in the transaction of such other business as may properly come before the Meeting.



Signature(s)
               ------------------------------------------------------------

Date
        ---------------------------

NOTE: Please sign exactly as your name appears on this card and return the card in the enclosed envelope.